                                                                   EXHIBIT 5.2

                              COMPANY STOCKHOLDERS
                                VOTING AGREEMENT

                  COMPANY STOCKHOLDERS VOTING AGREEMENT (this "AGREEMENT"), dated February 29, 2000, among each of the individuals and entities listed on SCHEDULE A to this Agreement (each, a "COMPANY STOCKHOLDER" and collectively, the "COMPANY STOCKHOLDERS") and Veeco Instruments Inc., a Delaware corporation ("VEECO").

                  WHEREAS, Veeco Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Veeco ("ACQUISITION"), and CVC, Inc., a Delaware corporation (the "COMPANY") propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended, supplemented or modified in accordance with its terms, the "MERGER AGREEMENT") providing for the merger of Acquisition into the Company (the "MERGER");

                  WHEREAS, capitalized terms used in this Agreement but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement;

                  WHEREAS, this Agreement is the Company Stockholders Voting Agreement contemplated by and referred to in the Merger Agreement;

                  WHEREAS, each Company Stockholder owns the number of Existing Company Shares (as defined) set forth opposite such Company Stockholder's name on SCHEDULE A hereto and the Company Stockholders collectively own in the aggregate 6,086,749 Existing Company Shares (as defined);

                  WHEREAS, as a condition to the willingness of Veeco to enter into the Merger Agreement, Veeco has requested that the Company Stockholders enter into this Agreement.

                  NOW THEREFORE, to induce Veeco to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

         SECTION 1.        CERTAIN DEFINITIONS.

                  1.1. "BENEFICIALLY OWN" or "BENEFICIAL OWNERSHIP" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d) of the Exchange Act with respect to securities of the same issuer.

                  1.2. "COMPANY SHARES" with respect to any Company Stockholder, shall mean such Company Stockholder's Existing Company Shares and any shares of Company Common Stock and/or other Equity Securities of, or equity interest in, the Company acquired by the Company Stockholder in any capacity after the date of this Agreement and prior to the termination of this Agreement, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of shares or the like, gift, bequest, inheritance or as a successor in interest in any capacity or otherwise Beneficially Owned by such Company Stockholder, in each case, if and to the extent entitled to be voted.

                  1.3. "EXISTING COMPANY SHARES" with respect to any Company Stockholder, means all shares of Company Common Stock Beneficially Owned by such Company Stockholder on the date of this Agreement, in each case, if and to the extent entitled to be voted..

                  1.4. "IRREVOCABLE PROXY" shall mean a Company Stockholder Power of Attorney and Irrevocable Proxy in the form of EXHIBIT A attached to this Agreement.

         SECTION 2.  REPRESENTATIONS AND WARRANTIES.

                  2.1. ENTITY COMPANY STOCKHOLDER REPRESENTATIONS AND WARRANTIES. Each Company Stockholder that is a legal entity, or otherwise not an individual Person, hereby represents and warrants to Veeco as follows:

                  (a) AUTHORITY. Such Company Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Company Stockholder has all power and authority necessary to enable it to enter into this Agreement and to carry out the transactions contemplated by this Agreement and such Company Stockholder's Irrevocable Proxy. This Agreement and such Company Stockholder's Irrevocable Proxy have been duly and validly authorized, executed and delivered by such Company Stockholder and each constitutes such Company Stockholder's legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  (b) NON-CONTRAVENTION. Neither the execution and delivery of this Agreement or such Company Stockholder's Irrevocable Proxy, nor consummation of the transactions contemplated by this Agreement, by such Company Stockholder's Irrevocable Proxy or by any document to be delivered in accordance herewith or therewith will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, (i) such Company Stockholder's certificate of incorporation, limited partnership agreement or other organizational, governing or constating documents, (ii) any agreement or instrument to which such Company Stockholder is a party or by which it is bound, or (iii) any Law, or any order, rule or regulation of any court or Governmental Authority or other regulatory organization having jurisdiction over it.

                  (c) APPROVALS AND CONSENTS. No governmental filings, authorizations, approvals or Consents, or other governmental action is required for (i) the execution and delivery of this Agreement and such Company Stockholder's Irrevocable Proxy by such Company Stockholder, (ii) the performance by such Company Stockholder of its obligations under this Agreement and such Company Stockholder's Irrevocable Proxy or (iii) the consummation by such Company Stockholder of the transactions contemplated by this Agreement and such Company Stockholder's Irrevocable Proxy.

                  2.2. INDIVIDUAL COMPANY STOCKHOLDER REPRESENTATIONS AND WARRANTIES. Each Company Stockholder that is an individual hereby represents and warrants to Veeco as follows:

                  (a) AUTHORITY. Such Company Stockholder has full capacity and authority to enter into this Agreement and such Company Stockholder's Irrevocable Proxy, and to carry out the transactions contemplated hereby and thereby. This Agreement and such Company Stockholder's Irrevocable Proxy have been duly executed and delivered by such Company Stockholder and each constitutes a legal, valid and binding obligation of such Company Stockholder enforceable against such Company Stockholder in accordance with its terms.

                  (b) NON-CONTRAVENTION. None of the execution and delivery of this Agreement or such Company Stockholder's Irrevocable Proxy, nor consummation of the transactions contemplated by this Agreement, by such Company Stockholder's Irrevocable Proxy or by any document to be delivered in accordance herewith or therewith will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, (i) any agreement or instrument to which such Company Stockholder is a party or by which such Company Stockholder is bound,
(ii) any Law, or any order, rule or regulation of any court or Governmental Authority or other regulatory organization having jurisdiction over such Company Stockholder.

                  (c) APPROVALS AND CONSENTS. No governmental filings, authorizations, approvals or Consents, or other governmental action is necessary or required (i) for the execution and delivery of this Agreement or such Company Stockholder's Irrevocable Proxy by such Company Stockholder, (ii) the performance by such Company Stockholder of such Company Stockholder's obligations under this Agreement or such Company Stockholder's Irrevocable Proxy or (iii) the consummation by such Company Stockholder of the transactions contemplated hereby or by such Company Stockholder's Irrevocable Proxy.

                  2.3. COMPANY STOCKHOLDER REPRESENTATIONS AND WARRANTIES. Each Company Stockholder hereby represents and warrants to Veeco as follows:

                  (a) OWNERSHIP OF EXISTING COMPANY SHARES. Such Company Stockholder is the record and Beneficial Owner of the number of Existing Company Shares set forth opposite such

Company Stockholder's name on SCHEDULE A to this Agreement. On the date of this Agreement, such Existing Company Shares constitute all of the shares of Company Common Stock owned of record or Beneficially Owned by such Company Stockholder.

                  (b) LIENS AND RESTRICTIONS ON EXISTING COMPANY SHARES. Such Company Stockholder owns the number of Existing Company Shares set forth opposite such Company Stockholder's name on SCHEDULE A hereto, free and clear of any Liens, claims, security interests, proxies, voting trusts or agreements, restrictions, qualifications, limitations, understandings or arrangements which would in any way restrict or impair such Company Stockholder's right to vote such Existing Company Shares in his, her or its sole discretion, or could require such Company Stockholder to sell or transfer any of such Existing Company Shares (whether upon default on a loan or otherwise) before the Effective Time.

                  (c) VOTING POWER OVER EXISTING COMPANY SHARES. Such Company Stockholder has sole voting power and sole power to issue instructions and sole power to agree to the matters set forth in this Agreement with respect to all of such Company Stockholder's Existing Company Shares.

                  (d) SURVIVAL. The obligations of such Company Stockholder under this Agreement shall survive the death, disability or incapacity of such Company Stockholder.

                  2.4. VEECO REPRESENTATIONS AND WARRANTIES. Veeco hereby represents and warrants to the Company Stockholders as follows:

                  (a) AUTHORITY. Veeco is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Veeco has all power and authority necessary to enable it to enter into this Agreement and to carry out the transactions contemplated by this Agreement. This Agreement has been duly and validly authorized, executed and delivered by Veeco and constitutes a legal, valid and binding obligation of Veeco enforceable against Veeco in accordance with its terms.

                  (b) NON-CONTRAVENTION. Neither the execution and delivery of this Agreement by Veeco nor the consummation of the transactions contemplated by this Agreement will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, the certificate of incorporation or by-laws of Veeco.

                  (c) APPROVALS AND CONSENTS. No governmental filings, authorizations, approvals or Consents, or other governmental action is required for (i) the execution and delivery of this Agreement by Veeco, (ii) the performance by Veeco of its obligations under this Agreement or (iii) the consummation by Veeco of the transactions contemplated by this Agreement.

         SECTION 3.        COVENANTS OF THE COMPANY STOCKHOLDERS.

                  3.1. VOTE FOR MERGER. At any meeting of stockholders of the Company called to vote upon the Merger and the Merger Agreement or any of the transactions contemplated by the Merger Agreement, or at any adjournment or postponement thereof, or in any other circumstances upon which a vote, Consent or other approval with respect to the Merger and the Merger Agreement is sought, each Company Stockholder's Company Shares shall be counted as present thereat for purposes of establishing a quorum and shall be voted or Consented (or caused to be voted or Consented) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement.

                  3.2. VOTE AGAINST CERTAIN MATTERS. Prior to the Effective Time, at any meeting of stockholders of the Company or at any adjournment or postponement thereof or in any other circumstances upon which a Company Stockholder's vote, Consent or other approval is sought, such Company Stockholder's Company Shares shall be counted as present thereat for purposes of establishing a quorum and shall be voted or Consented (or caused to be voted or Consented) against any proposal or transaction involving the Company or any of its Subsidiaries if such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, that nothing set forth in this Section 3.2 is intended or shall be construed to restrict or impair the right of a Company Stockholder to vote or Consent (or cause to be voted or Consented) any Company Shares owned of record or Beneficially Owned by such Company Stockholder (i) in favor of any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

                  3.3. EXECUTION AND DELIVERY OF IRREVOCABLE PROXIES. In order to effectuate the voting arrangements contemplated by Section 3.1 and Section
3.2 hereof, contemporaneously with the execution and delivery by the parties hereto of this Agreement, and as a condition to such execution and delivery by Veeco, each Company Stockholder is delivering to Veeco an Irrevocable Proxy duly executed by or on behalf of such Company Stockholder.

                  3.4. TRANSFERS; OTHER VOTING ARRANGEMENTS INCONSISTENT
ACTIONS.

                  (a) TRANSFEREES BOUND. It shall be a condition precedent to any direct or indirect sale, transfer, pledge, assignment or other disposition of, or entry into any Contract, option or other arrangement with respect to the sale, transfer, pledge, assignment or other disposition of, any Company Shares by a Company Stockholder (any of the foregoing, whether voluntary or involuntary, by operation of Law or otherwise a "TRANSFER") to any Person (the "TRANSFEREE") that (A) the Company Stockholder desiring to effect such Transfer provide to the proposed Transferee in connection therewith a copy of this Agreement and the Irrevocable Proxy and (B) such Transferee shall agree, prior to the consummation of such Transfer, to become bound by this Agreement and such Company Stockholder's Irrevocable Proxy and subject to the terms, conditions and restrictions hereof and thereof in the same manner as the Company Stockholder desiring to effect such Transfer, by executing a writing to such effect in form and substance satisfactory to Veeco.

                  (b) OTHER VOTING ARRANGEMENTS, ETC. No Company Stockholder shall, directly or indirectly, enter into any voting arrangement, whether by proxy, voting arrangement, voting agreement, voting trust or otherwise with respect to any Company Shares owned of record or Beneficially Owned by such Company Stockholder other than as contemplated under and as required by this Agreement and such Company Stockholder's Irrevocable Proxy.

                  (c) INCONSISTENT ACTIONS; NON-INTERFERENCE. No Company Stockholder shall, directly or indirectly, take any action that would or could reasonably be expected to (A) make any representation or warranty of the Company Stockholder contained herein untrue or incorrect, or (B) result in a breach by the Company Stockholder of its obligations under this Agreement, or (C) result in a breach by the Company of its obligations under the Merger Agreement, or (D) invalidate or in any way limit the enforceability by the Proxyholders (as defined in the Irrevocable Proxy) of such Company Stockholder's Irrevocable Proxy, or (E) have an effect that would be inconsistent with, or violative of, any provision or agreement contained in the Merger Agreement.

         SECTION 4.        COVENANTS RELATING TO CONFIDENTIALITY AND DISCLOSURE.

                  4.1. CONFIDENTIALITY. Each Company Stockholder recognizes that successful consummation of the transactions contemplated by this Agreement and the Merger Agreement may be dependent upon the maintenance of strict confidentiality with respect to the matters referred to herein and therein. In this connection, pending public disclosure thereof by Veeco or the Company, each Company Stockholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement or the Merger Agreement (other than to its and to the Company's counsel and advisors) without the prior written consent of Veeco, except for filings, if any, required pursuant to the Exchange Act and the rules and regulations promulgated thereunder or disclosures that such Company Stockholder's counsel advises are necessary in order to fulfill such Company Stockholder's obligations imposed by Law, in which event such Company Stockholder shall give prior notice of such disclosure to Veeco as promptly as practicable so as to enable Veeco to seek a protective order from a court of competent jurisdiction with respect thereto or similar relief in connection therewith.

                  4.2. DISCLOSURE. Each Company Stockholder hereby agrees to permit the Company and Veeco to publish and disclose in the Form S-4 Registration Statement and the Joint Proxy Statement (including all documents, exhibits and schedules filed with the SEC), and any press release or other disclosure document which Veeco or the Company determine to be necessary or desirable in connection with the Merger and the transactions related thereto, such Company Stockholder's identity and ownership of Company Common Stock or Veeco Shares, as the case may be, and the nature of its commitments, arrangements and understandings under this Agreement and such Company Stockholder's Irrevocable Proxy.

         SECTION 5.        CERTAIN ADDITIONAL COVENANTS OF THE COMPANY
                           STOCKHOLDERS.

                  5.1. NO SOLICITATION. Each Company Stockholder shall not, and shall cause its Affiliates and Representatives not to, directly or indirectly, take any action to initiate, solicit, encourage or facilitate the making of any Company Acquisition Proposal or any inquiry with respect thereto, or engage in discussions or negotiations with any Person (other than Veeco or any of its Affiliates or Representatives) relating to any Company Acquisition Proposal or disclose any non-public information relating to the Company or any Subsidiary of the Company or afford access to the properties, books or records of the Company or any Subsidiary of the Company, to any Person that has made a Company Acquisition Proposal. A Company Stockholder shall notify Veeco orally and in writing of any offers, proposals or inquiries received by such Company Stockholder relating to the purchase or acquisition by any Person of any Company Shares and of any Company Acquisition Proposal actually known to such Company Stockholder (including, in each case, the material terms and conditions thereof and the identity of the Person making it), within 24 hours of receipt thereof. Each Company Stockholder shall and shall cause its Representatives to, immediately cease and cause to be terminated any and all existing activities, discussions and negotiations, if any, with any parties conducted heretofore with respect to any Company Acquisition Proposal, other than discussions or negotiations with Veeco or its Affiliates or Representatives. Notwithstanding the restrictions set forth in this Section 5.1, each of the Company and any Person (including any Company Stockholder) who is an officer or director of the Company may take any action in such capacity that is consistent with the terms of the Merger Agreement.

                  5.2. RELIANCE. Each Company Stockholder understands and acknowledges that Veeco is entering into the Merger Agreement in reliance upon such Company Stockholder's execution and delivery of this Agreement and such Company Stockholder's Irrevocable Proxy.

                  5.3. AFFILIATE AGREEMENT. Each Company Stockholder, if requested by Veeco prior to the Effective Time, will duly execute and deliver to Veeco a Company Affiliate Agreement contemplated by Section 5.21(a) of the Merger Agreement.

         SECTION 6.        TERMINATION.

                  6.1. TERMINATION OF AGREEMENT. The provisions of this Agreement shall terminate and be of no further force or effect upon the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

         SECTION 7.        MISCELLANEOUS.

                  7.1 EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the expense.

                  7.2 ENTIRE AGREEMENT. This Agreement and any documents to be delivered in accordance with this Agreement (including the Irrevocable Proxies of the Company Stockholders) contain the entire agreement among the parties relating to the transactions which are the subject of this Agreement, and all prior and contemporaneous negotiations, understandings and agreements among the parties (whether written or oral) with regard to the subject matter of this Agreement are superseded by this Agreement, and there are no representations, warranties, understandings or agreements concerning the transactions which are the subject of this Agreement or those other documents other than those expressly set forth in this Agreement.

                  7.3 CAPTIONS. The captions of the articles and paragraphs of this Agreement are for reference only, and do not affect the meaning or interpretation of this Agreement.

                  7.4.     BINDING AGREEMENT; ASSIGNMENT.

                  (a) BINDING AGREEMENT. Each Company Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Company Shares and shall be binding upon any Person to which record or Beneficial Ownership of such Company Shares shall pass, wether by operation of Law or otherwise, including, without limitation, the Company Stockholder's heirs, distributees, guardians, administrators, executors, legal representatives, or successors, partners or other transferees (for value or otherwise) and any other successors in interest. Notwithstanding any transfer of Company Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

                  (b) ASSIGNMENT. Notwithstanding anything to the contrary set forth herein, no party may assign any of its rights or obligations hereunder, by operation of Law or otherwise, without the prior written consent of the other party; provided, that Veeco may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary of Veeco, but no such assignment shall relieve Veeco of its obligations hereunder if such assignee does not perform such obligations.

                  7.5. NOTICES AND OTHER COMMUNICATIONS. Any notice or other communication under this Agreement must be in writing and will be deemed given when delivered in person or sent by facsimile (with proof of receipt at the number to which it is required to be sent), or on the third business day afer the day on which mailed by first class mail from within the United States of America, to the following addresses (or such other address as may be specified after the date of this Agreement by the party to which the notice or communication is sent):

                  If to Veeco:

                  Veeco Instruments Inc.
                  Terminal Drive
                  Plainview, New York 11803
                  Attention: Edward H. Braun
                             Chairman, President and Chief Executive Officer
                  Facsimile No: (516) 349-9079

                  with a copy to:

                  Kaye, Scholer, Fierman, Hays & Handler, LLP
                  425 Park Avenue
                  New York, New York 10022-3598
                  Attention: Rory Greiss, Esq.
                  Facsimile No.: (212) 836-8689

                  If to any Company Stockholder, to such Company Stockholder at the address set forth under such Company Stockholder's signature on the signature pages to this Agreement.

                  with a copy to:

                  Dewey Ballantine, LLP
                  1301 Avenue of the Americas
                  New York, New York 10019
                  Attention: Richard D. Pritz, Esq.
                  Facsimile No.:  (212) 239-6551

                  7.6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND PERFORMED IN SUCH STATE AND WITHOUT REGARD TO CONFLICTS OF LAWS DOCTRINES.

                  7.7. AMENDMENTS. Prior to the Effective Time, this Agreement may be amended only by a document in writing signed by Veeco and each Company Stockholder.

                  7.8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, some of which may contain the signatures of some, but not all, the parties hereto. Each of those counterparts will be deemed an original, but all of them together will constitute one and the same Agreement.

                  7.9. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  7.10. ENFORCEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in any action or proceeding relating to or arising out of this Agreement (including, with respect to a Company Stockholder, such Company Stockholder's Irrevocable Proxy) or any of the transactions contemplated hereby,
(ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such parties will not seek to change the venue of any such action or proceeding or otherwise to move any such action or proceeding to another court, whether because of inconvenience of the forum or otherwise (provided that nothing in this Section will prevent a party from removing an action or proceeding from a Delaware state court to a Federal court located in the State of Delaware), (iv) agrees that such party will not bring any action relating to this Agreement or any Irrevocable Proxy or any of the transactions contemplated hereby or thereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (v) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any Irrevocable Proxy or any of the transactions contemplated hereby or thereby.

                  7.11. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the Irrevocable Proxies.

                  IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by its officer thereunto duly authorized as of the date in the first paragraph of this Agreement.

                                            VEECO

                                            VEECO INSTRUMENTS INC.

                                            By: /s/ Edward H. Braun
                                               ---------------------------------
                                                  Name: Edward H. Braun
                                                  Title: Chief Executive Officer

                                            COMPANY STOCKHOLDERS

                                            SEAGATE TECHNOLOGY, INC.

                                            By: /s/ Donald L. Waite
                                               ---------------------------------
                                                  Name: Donald L. Waite
                                                  Title: Executive Vice Pres.

                                            Seagate Technology, Inc.'s
                                              Address for Notice:
                                            920 Disc Drive
                                            ------------------------------------
                                            Scotts Valley, CA 95067
                                            ------------------------------------
                                            Attention: William Hudson
                                                      --------------------------
                                            Facsimile No.: 831-438-2957
                                                          ----------------------

                                            NIKKO TECNO CO., INC.

                                            By: /s/ Seiya Miyanishi
                                               ---------------------------------
                                                   Name: Seiya Miyanishi
                                                   Title: President

                                            Nikko Tecno Co., Inc.
                                              Address for Notice
                                            P.O. Box 261
                                            ------------------------------------
                                            Central Osaka, Japan (550)
                                            ------------------------------------
                                            Attention: Seiya Miyanishi
                                                      --------------------------
                                            Facsimile No.: 81-6-6449-0511
                                                          ----------------------

                                            ADVENT INTERNATIONAL GROUP

                                            By: /s/ Douglas A. Kingsley
                                               ---------------------------------
                                                   Name: Douglas A. Kingsley
                                                   Title: Senior Vice President

                                            Advent International Group's
                                              Address for Notice:
                                            75 State Street
                                            ------------------------------------
                                            Boston, MA 02109
                                            ------------------------------------
                                            Attention: Janet Hennessey
                                                      --------------------------
                                            Facsimile No.: 617-951-0566
                                                          ----------------------

                                            GLOBAL PRIVATE EQUITY III LIMITED
                                              PARTNERSHIP

                                            By: Advent International Group, its
                                              General Partner

                                            By: /s/ Douglas A. Kingsley
                                               ---------------------------------
                                                   Name: Douglas A. Kingsley
                                                   Title: Senior Vice President

                                            Global Private Equity III Limited
                                              Partnership
                                              Address for Notice:
                                            75 State Street
                                            ------------------------------------
                                            Boston, MA 02109
                                            ------------------------------------
                                            Attention: Janet Hennessey
                                                      --------------------------
                                            Facsimile No.: 617-951-0566
                                                          ----------------------

                                            ADVENT PGGM GLOBAL LIMITED
                                               PARTNERSHIP
                                            By: Advent International Group, its
                                              General Partner

                                            By: /s/ Douglas A. Kingsley
                                               ---------------------------------
                                                   Name: Douglas A. Kingsley
                                                   Title: Senior Vice President

                                            Advent PGGM Global Limited
                                              Partnership
                                           Address for Notice:
                                           75 State Street
                                           -------------------------------------
                                           Boston, MA 02109
                                           -------------------------------------
                                           Attention: Janet Hennessey
                                                     ---------------------------
                                           Facsimile No.: 617-951-0566
                                                         -----------------------

                                           ADVENT PARTNERS GPE III LIMITED
                                             PARTNERSHIP

                                           By: Advent International Group, its
                                             General Partner

                                           By: /s/ Douglas A. Kingsley
                                              ----------------------------------
                                                   Name: Douglas A. Kingsley
                                                   Title: Senior Vice President

                                           Advent Partners GPE III Limited
                                             Partnership
                                              Address for Notice:
                                           75 State Street
                                           -------------------------------------
                                           Boston, MA 02109
                                           -------------------------------------
                                           Attention: Janet Hennessey
                                                     ---------------------------
                                           Facsimile No.: 617-951-0566
                                                         -----------------------

                                           ADVENT PARTNERS (NA) GPE III LIMITED
                                             PARTNERSHIP

                                           By: Advent International Group, its
                                             General Partner

                                           By: /s/ Douglas A. Kingsley
                                              ----------------------------------
                                                   Name: Douglas A. Kingsley
                                                   Title: Senior Vice President

                                            Advent Partners (NA) GPE III Limited
                                              Partnership
                                            Address for Notice:
                                            75 State Street
                                            ------------------------------------
                                            Boston, MA 02109
                                            ------------------------------------
                                            Attention: Janet Hennessey
                                                      --------------------------
                                            Facsimile No.: 617-951-0566
                                                          ----------------------

                                            ADVENT PARTNERS LIMITED PARTNERSHIP

                                            By: Advent International Group, its
                                              General Partner

                                            By: /s/ Douglas A. Kingsley
                                               ---------------------------------
                                                   Name: Douglas A. Kingsley
                                                   Title: Senior Vice President

                                            Advent Partners Limited Partnership
                                            Address for Notice:
                                            75 State Street
                                            ------------------------------------
                                            Boston, MA 02109
                                            ------------------------------------
                                            Attention: Janet Hennessey
                                                      --------------------------
                                            Facsimile No.: 615-951-0566
                                                          ----------------------

                                            /s/ Anne G. Whitman
                                                by Bradley A. Whitman
                                                   attorney in fact
                                            ------------------------------------
                                            Anne G. Whitman

                                            Anne G. Whitman's
                                              Address for Notice:
                                            Justin Doyle
                                                        ------------------------
                                            Nixon Peebody, LLP
                                                              ------------------
                                            One Clinton Square
                                                              ------------------
                                            Rosebearer, NY 14603
                                                                ----------------
                                            Facsimile No.: 716-263-1600
                                                          ----------------------

                                            /s/ Christine B. Whitman
                                            ------------------------------------
                                            Christine B. Whitman

                                            Christine B. Whitman's
                                               Address for Notice:
                                            CVC, Inc.
                                            ------------------------------------
                                            525 Lee Road
                                            ------------------------------------
                                            Rochester, NY 14606
                                            ------------------------------------
                                            Facsimile No.: 716-458-0426
                                                          ----------------------


                                            /s/ Emilio O. DiCataldo
                                            ------------------------------------
                                            Emilio O. DiCataldo

                                            Emilio O. DiCataldo's
                                              Address for Notice:
                                            ------------------------------------
                                            CVC, Inc.
                                            ------------------------------------
                                            525 Lee Road
                                            ------------------------------------
                                            Rochester, NY 14606
                                            ------------------------------------
                                            Facsimile No.: 716-458-0426
                                                          ----------------------


                                            /s/ Mehrdad M. Moslehi
                                            ------------------------------------
                                            Mehrdad M. Moslehi

                                            Mehrdad M. Moslehi's
                                              Address for Notice:
                                            CVC, Inc.
                                            ------------------------------------
                                            525 Lee Road
                                            ------------------------------------
                                            Rochester, NY 14606
                                            ------------------------------------
                                            Facsimile No.: 716-458-0426
                                                          ----------------------

                                            /s/ Christopher J. Mann
                                            ------------------------------------
                                            Christopher J. Mann
                                              Christopher J. Mann's
                                            Address for Notice:

                                            CVC, Inc.
                                            ------------------------------------
                                            525 Lee Road
                                            ------------------------------------
                                            Rochester, NY 14606
                                            ------------------------------------
                                            Facsimile No.: 716-458-0426
                                                          ----------------------

                                   SCHEDULE A

COMPANY STOCKHOLDER                          NO. OF EXISTING COMPANY SHARES HELD

Seagate Technology, Inc.                                               2,428,313

Nikko Tecno Co., Inc.                                                  1,412,316

Global Private Equity III Limited Partnership                            853,658

Advent PGGM Global Limited Partnership                                   130,793

Advent Partners GPE III Limited Partnership                               12,907

Advent Partners (NA) GPE III Limited Partnership                           3,861

Advent Partners Limited Partnership                                       15,041

Anne G. Whitman                                                          451,900

Christine B. Whitman                                                     368,000

Emilio O. DiCataldo                                                       50,000

Mehrdad M. Moslehi                                                       304,000

Christopher J. Mann                                                       55,960


                               Schedule A - Page 1

                                                                       EXHIBIT A

                              COMPANY STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Company Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Company Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Company Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Company Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving the Company or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Company Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.

                               Exhibit A - Page 1

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.


                           -----------------------------------------------------
                            (Signature of Granting Stockholder)


                           -----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Company Shares)


                           ----------------------------------
                           (Date)


                               Exhibit A - Page 2

                              COMPANY STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Company Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Company Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Company Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Company Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving the Company or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Company Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

                           /s/ Donald L. Waite, Executive Vice President
                           -----------------------------------------------------
                            (Signature of Granting Stockholder)

                           SEAGATE TECHNOLOGY, INC
                           -----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Company Shares)

                           2/29/2000
                           ----------------------------------
                           (Date)


                               Exhibit A - Page 2

                              COMPANY STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Company Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Company Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Company Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Company Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving the Company or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Company Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

                           /s/ Seiya Miyanishi
                           -----------------------------------------------------
                            (Signature of Granting Stockholder)

                           NIKKO TECHNO, INC.
                           -----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Company Shares)

                           Feb. 28, 2000
                           ----------------------------------
                           (Date)


                               Exhibit A - Page 3

                              COMPANY STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Company Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Company Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Company Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Company Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving the Company or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Company Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

                           /s/ Douglas A. Kingsley
                           -----------------------------------------------------
                            (Signature of Granting Stockholder)

                           ADVENT INTERNATIONAL GROUP
                           -----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Company Shares)

                           2-29-2000
                           ----------------------------------
                           (Date)


                               Exhibit A - Page 4

                              COMPANY STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Company Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Company Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Company Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Company Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving the Company or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Company Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

                           /s/ Douglas A. Kingsley
                           -----------------------------------------------------
                            (Signature of Granting Stockholder)

                           GLOBAL PRIVATE EQUITY III LIMITED PARTNERSHIP
                           -----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Company Shares)

                           2-29-2000
                           ----------------------------------
                           (Date)


                               Exhibit A - Page 5

                              COMPANY STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Company Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Company Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Company Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Company Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving the Company or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Company Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

                           /s/ Douglas A. Kingsley
                           -----------------------------------------------------
                            (Signature of Granting Stockholder)

                           ADVENT PGGM GLOBAL LIMITED
                           -----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Company Shares)

                           2-29-2000
                           ----------------------------------
                           (Date)


                               Exhibit A - Page 6

                              COMPANY STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Company Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Company Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Company Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Company Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving the Company or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Company Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

                           /s/ Douglas A. Kingsley
                           -----------------------------------------------------
                            (Signature of Granting Stockholder)

                           ADVENT PARTNERS GPE III LIMITED PARTNERSHIP
                           -----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Company Shares)

                           2-29-2000
                           ----------------------------------
                           (Date)


                               Exhibit A - Page 7

                              COMPANY STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Company Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Company Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Company Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Company Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving the Company or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Company Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

                           /s/ Douglas A. Kingsley
                           -----------------------------------------------------
                            (Signature of Granting Stockholder)

                           ADVENT PARTNERS (NA) GPE III LIMITED PARTNERSHIP
                           -----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Company Shares)

                           2-29-2000
                           ----------------------------------
                           (Date)


                               Exhibit A - Page 8

                              COMPANY STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Company Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Company Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Company Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Company Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving the Company or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Company Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

                           /s/ Douglas A. Kingsley
                           -----------------------------------------------------
                            (Signature of Granting Stockholder)

                           ADVENT PARTNERS LIMITED PARTNERSHIP
                           -----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Company Shares)

                           2-29-2000
                           ----------------------------------
                           (Date)


                               Exhibit A - Page 9

                              COMPANY STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Company Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Company Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Company Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Company Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving the Company or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Company Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

                           /s/ Anne G. Whitman by Bradley A. Whitman,
                                                  attorney-in-fact
                           -----------------------------------------------------
                            (Signature of Granting Stockholder)

                           ANNE G. WHITMAN
                           -----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Company Shares)

                           2/28/00
                           ----------------------------------
                           (Date)


                               Exhibit A - Page 10

       This durable Power of Attorney shall not be affected by my subsequent disability of incompetence.

       TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, I HEREBY AGREE THAT ANY THIRD PARTY REEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTISE OR KNOWLEDGE OR SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND I FOR MYSELF AND FOR MY HEIRS, EXECUTORS, LEGAL REPRESENTATIVES AND ASSIGNS, HEREBY AGREE TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

       THIS DURABLE GENERAL POWER OF ATTORNEY MAY BE REVOKED BY ME AT ANY
TIME.

       IN WITNESS WHEREOF, I have hereunto signed my name this 24 day of March, 1999.

                                                 /s/ Anne G. Whitman
                                                 ----------------------------
                                                 ANNE G. WHITMAN

STATE OF NEW  YORK  :
                              :SS.
COUNTY OF MONROE    :

       On this 24th day of March, 1999, before me, the subscriber, personally appeared ANNE G. WHITMAN, to me personally known, and known to me to be the same person described in and who executed the foregoing Power of Attorney, and she acknowledged to me that she executed the same.

                                                 /s/ Susan T. Ruef-Statt
                                                 ----------------------------
                                                 Notary Public
                                                 State of New York

                                                 [Illegible]

                              COMPANY STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Company Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Company Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Company Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Company Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving the Company or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Company Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

                           /s/ Emilio O. DiCataldo
                           -----------------------------------------------------
                            (Signature of Granting Stockholder)

                           EMILIO O. DICATALDO
                           -----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Company Shares)

                           2-29-2000
                           ----------------------------------
                           (Date)


                               Exhibit A - Page 11

                              COMPANY STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Company Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Company Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Company Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Company Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving the Company or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Company Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

                           /s/ Mehrdad Moslehi
                           -----------------------------------------------------
                            (Signature of Granting Stockholder)

                           MEHRDAD MOSLEHI
                           -----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Company Shares)

                           2/27/2000
                           ----------------------------------
                           (Date)


                               Exhibit A - Page 12

                              COMPANY STOCKHOLDERS
                     POWER OF ATTORNEY AND IRREVOCABLE PROXY

         Reference is hereby made to that Certain Company Stockholders Voting Agreement (the "VOTING AGREEMENT"), dated as of the date hereof, of which this Company Stockholders Power of Attorney and Irrevocable Proxy (this "IRREVOCABLE PROXY") forms a part. Capitalized terms used but not defined in this Irrevocable Proxy have the respective meanings ascribed to such terms in the Voting Agreement. This Irrevocable Proxy is being delivered by the undersigned Company Stockholder (the "GRANTING STOCKHOLDER") pursuant to Section 3.3 of the Voting Agreement.

         The undersigned Granting Stockholder hereby irrevocably appoints Veeco Instruments Inc., a Delaware corporation ("VEECO"), and each of Veeco's officers and other designees (each such Person, a "PROXYHOLDER") as the Granting Stockholder's attorney-in-fact and proxy pursuant to the provisions of Section 212 of the Delaware General Corporation Law, with full power of substitution, in the Granting Stockholder's name, place and stead, to vote and otherwise act (by written consent or otherwise) with respect to all of the Company Shares now owned of record or Beneficially Owned by the Granting Stockholder and of which the Granting Stockholder may hereafter acquire record or Beneficial Ownership, and any other securities, if any (the "OTHER SECURITIES"), which the Granting Stockholder is entitled to vote at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise:

                  (a) in favor of the Merger, the adoption by the Company of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement; and

                  (b) against any proposal or transaction involving the Company or any of its Subsidiaries if any such transaction or proposal would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement; PROVIDED, HOWEVER, that nothing set forth in this paragraph
         (b) is intended or shall be construed to grant to any Proxyholder the right to vote or otherwise act (by written consent or otherwise) with respect to any Company Shares or Other Securities owned of record or Beneficially Owned by the Granting Stockholder (i) against any Company Acquisition Proposal or related Company Acquisition Transaction or (ii) in the election of any director of the Company.

         THIS POWER OF ATTORNEY AND IRREVOCABLE PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. The Granting Stockholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares and the Other Securities that the Granting Stockholder may have heretofore granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the Granting Stockholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the Granting Stockholder and any obligation of the Granting Stockholder under this Irrevocable Proxy shall be binding upon the heirs, personal representatives, successors and assigns of the Granting Stockholder.

         This Irrevocable Proxy shall be valid and irrevocable until, and shall terminate upon, the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time of the Merger.

                           /s/ Christopher J. Mann
                           -----------------------------------------------------
                            (Signature of Granting Stockholder)

                           CHRISTOPHER J. MANN
                           -----------------------------------------------------
                           (Printed Name of Granting Stockholder as it Appears on Certificate Representing Company Shares)

                           2-27-00
                           ----------------------------------
                           (Date)


                               Exhibit A - Page 13